    As filed with the Securities and Exchange Commission on November 8, 2001

                                        Registration Nos. 2-96432 and 2-96432-01


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                   POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-3

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                              --------------------

                     TEXACO CAPITAL INC.                                                  TEXACO INC.
   (Exact name of registrant as specified in its charter)           (Exact name of registrant as specified in its charter)

                          DELAWARE                                                         DELAWARE
      (State or other jurisdiction of incorporation or                 (State or other jurisdiction of incorporation or
                        organization)                                                    organization)

                         51-0271861                                                       74-1383447
            (I.R.S. Employer Identification No.)                             (I.R.S. Employer Identification No.)

                       C/O TEXACO INC.
                   2000 WESTCHESTER AVENUE                                          2000 WESTCHESTER AVENUE
                   WHITE PLAINS, NY 10650                                           WHITE PLAINS, NY 10650
                       (914) 253-4000                                                   (914) 253-4000
(Address, including zip code, and telephone number, including    (Address, including zip code, and telephone number, including
   area code, of registrant's principal executive offices)         area code, of registrant's principal executive offices)

                       LYDIA I. BEEBE                                                   LYDIA I. BEEBE
            VICE PRESIDENT & CORPORATE SECRETARY                             VICE PRESIDENT & CORPORATE SECRETARY
                      575 MARKET STREET                                                575 MARKET STREET
                   SAN FRANCISCO, CA 94105                                          SAN FRANCISCO, CA 94105
  (Name, address, including zip code, and telephone number,        (Name, address, including zip code, and telephone number,
         including area code, of agent for service)                       including area code, of agent for service)


                                   Copies to:
                              Ruth Modisette, Esq.
                            David M. Koeninger, Esq.
                             Pillsbury Winthrop LLP
                                50 Fremont Street
                         San Francisco, California 94105

                              --------------------


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
                           TERMINATION OF REGISTRATION

      This Post-Effective Amendment No. 1 relates to the Registration Statement on Form S-3, Registration Nos. 2-96432 and 2-96432-01, filed on March 14, 1985, pertaining to (a) Guaranteed Debt Securities of Texaco Capital Inc. and (b) Guaranties by Texaco Inc.

      The undersigned Registrants hereby remove and withdraw from registration all securities registered pursuant to this Registration Statement which remain unissued.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478 thereunder, each of the Registrants has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on November 7, 2001.



                                      TEXACO INC.



                                      By: /s/ Lydia I. Beebe
                                          --------------------------------------
                                                       Lydia I. Beebe
                                          Vice President and Corporate Secretary



                                      TEXACO CAPITAL INC.



                                      By: /s/ Lydia I. Beebe
                                          --------------------------------------
                                                       Lydia I. Beebe
                                          Vice President and Corporate Secretary